Exhibit 10.3

WINTON FUTURES FUND, L.P. (US)
SUBSCRIPTION DOCUMENTS

TABLE OF CONTENTS & SUBSCRIPTION WORKSHEET

FOR
(Name of Individual, Entity Subscriber or IRA Custodian & Beneficiary)

TABLE OF CONTENTS:
EXHIBIT B	Subscription Agreement and Power of Attorney: Execution Pages for all subscribers
EXHIBIT C	Questionnaire & Registration Information: Signature Page: for all subscribers
EXHIBIT D	Representations by Employee Benefit Plans
EXHIBIT E	Request for Redemption– retain for future use
EXHIBIT F	Additional Investment Form – retain for future use
EXHIBIT G	Privacy Notice - retain for subscriber’s information
EXHIBIT H	Anti Money Laundering Supplement – retain for subscriber’s information
NOTES:
IRAs:  The Custodian or Trustee should sign Exhibit B and complete #5 and 6 in Exhibit C
The Beneficiary should sign Exhibit B and complete Exhibit C
Revocable Trusts: Complete Exhibit B with respect to the Grantor and Exhibit C with respect to the Trust
Non-U.S. investors must complete and sign Form W-8.
Entity subscribers: All entities must also provide the documentation requested in Part D - 3.
Subscription amount must accompany subscription documents.
Checks and Wires must be sent from an account in the same name as that in which the subscription is being made.

Ø	MUST BE COMPETED BY ALL SELLING AGENTS ( BROKER-DEALERS, RIAs)

Accredited	IRA/ERISA	Class of Interest	A
Entity docs	State		*B
Institutional

Check	Wire	Commission	Net Inv. Amt	$
*Class B Interests are for those subscribers purchasing Interests through a fee-based advisory program and whose initial subscription is between $25,000 and $1,499,999.

➢Please indicate:

Broker-Dealer/RIA_____________________________________	Branch Name ___________________________

Broker (print)______________________________________	Rep Code _____________________________

Broker (signature) __________________________________	Copy of Statements Broker (yes)______(no)_____

email ______________________________________

ØAuthorized By Compliance/ Branch Manager:

Signature_________________________________________	Date_________________________________________

Subscription Accepted by:

APM Funds, General Partner of Winton Futures Fund, L.P. (US)

By: ___________________________________________________ An authorized representative	_______________________________________ Date

xcl ____ / db _____ / cc________/pfd ______mail________

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winton futures fund, l.p. (us) june 2008	SD-ii

WINTON FUTURES FUND, L.P. (US)

EXHIBIT B
SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY

TO:	Winton Futures Fund, L.P. (US) c/o APM Funds 1200 Prospect Street, Suite 400 La Jolla, CA 92037

1.           SUBSCRIPTION FOR INTEREST.  The undersigned hereby irrevocably subscribes for a limited partnership interest (Interest) in Winton Futures Fund, L.P. (US)  (the Partnership), a Colorado limited partnership, of the Class and in the amount set forth on the execution pages hereof, at the price as described in the Offering Memorandum relating to the Partnership.

2.           REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.  As an inducement to the Partnership to sell me the Interest for which I have subscribed, I (and, if the subscriber is an entity, each of its shareholders, partners or beneficiaries or if the subscription is joint, each subscriber) represent and warrant to APM Funds and the Partnership:

(a)           I am of legal age to enter into and to execute the Subscription Agreement and Power of Attorney Execution Pages and am legally competent to do so.  I understand that only persons who meet certain net worth and/or income requirements (as described in “SAI: Investment Requirements) may purchase an Interest.

(b)           I have received and carefully read a copy of the Offering Memorandum of the Partnership, including the Risk Disclosure Statement and the Agreement of Limited Partnership (the Partnership Agreement) attached as Exhibit A thereto, relating to and describing the terms and conditions of the private placement of Interests.  I have been furnished any materials relating to the Partnership and its operations and any other related matters which I have requested; representatives of APM Funds have answered all inquiries that I have put to them; and I have been afforded the opportunity to ask questions and obtain any additional information necessary to verify the accuracy of any representation or information set forth in the Offering Memorandum or Agreement.  I have relied only on the information in the Offering Memorandum and the information furnished or made available to me by APM Funds in determining to subscribe for an Interest.

(c)           I have carefully reviewed and understand the various conflicts of interest, risks and expenses relating to the Partnership summarized under “Conflicts of Interest,” “Risk Factors” and “Fees, Compensation and Expenses” in the Offering Memorandum.  I can afford to bear the risks of an investment in the Partnership, including the risk of losing my entire investment.

(d)           I understand that no federal or state agency, regulator or commodity exchange has made any findings or determination as to the fairness of an investment in the Partnership.

(e)           I understand that the data in the performance tables in the Offering Memorandum should be read only in conjunction with the notes to such tables, and that such data should not be interpreted to mean that the Partnership will have similar results or will realize any profits whatsoever.  I understand that past performance is not necessarily indicative of future results.

(f)           I understand that I may not assign, transfer or dispose of, by gift or otherwise, any of my Interest or any part of all of my right, title and interest in the capital or profits of the Partnership without the written consent of APM Funds and that no transfer of an Interest may be made without the written consent of APM Funds.  I further understand that no assignment or transfer will be permitted unless APM Funds is satisfied

winton futures fund, l.p. (us) june 2008	EXHIBIT B-1

that (i) the assignment or transfer would not violate the Securities Act of 1933 (1933 Act) or the laws of any state, (ii) notwithstanding such assignment or transfer, the Partnership shall continue to be classified as a partnership and not a corporation or association under the Internal Revenue Code (the Code) and (iii) such transfer shall not cause the Partnership to become a publicly traded partnership under the Code.  APM Funds may require an opinion of counsel from the assignor or transferor confirming (i), (ii) and (iii) above.  All costs related to such transfer (including attorney’s fees) shall be borne by me.

(g)           (i)           My subscription is made with my funds for my own account and not as trustee, custodian or nominee for another;

OR

(ii)            This subscription is made in the following representative capacity:

(1)           if by a custodian for a minor: it is a gift to such minor and is not made with such minor’s funds or, if not a gift, the representations as to net worth and annual income set forth below apply only to such minor.

(2)           if by a trustee or custodian of an employee benefit plan with an individual beneficiary, or of an individual retirement account:  I am legally competent to sign the Subscription Agreement and Power of Attorney Execution Pages and the representations set forth herein apply only to the beneficiary of such plan or account.

(3)           I have full power and authority to purchase the Interest and enter into and be bound by the Subscription Agreement and Power of Attorney on behalf of the entity for which I am purchasing the Interest, and such entity has full right and power to purchase the Interest and enter into and be bound by the Subscription Agreement and Power of Attorney and become a limited partner.

(h)           If the subscriber is a tax-exempt entity, it acknowledges that it is aware that an investment in the Partnership may generate taxable income to it.

(i)           All information that I have furnished to APM Funds or that is set forth in the Subscription Agreement and Power of Attorney Execution Pages and Questionnaire submitted by me is correct and complete as of the date of such Subscription Agreement and Power of Attorney Execution Pages, and if there is any change in the information prior to acceptance of my subscription, I will immediately furnish such revised or corrected information to APM Funds.

(j)           I understand that the representations and statements that I have made herein may be asserted in the defense of the Partnership, APM Funds, any Additional Seller, or others in any subsequent litigation or other proceeding.

3.           ACCEPTANCE OF LIMITED PARTNERSHIP AGREEMENT.  I agree that as of the date of the acceptance of my subscription by the Partnership I will become a Limited Partner, and I agree to each and every term of the Partnership Agreement as if my signature were subscribed thereto.

4.           SUITABILITY OF SUBSCRIBERS.  I meet the suitability standards set forth in the Offering Memorandum and have accurately completed the Questionnaire.

5.           SPECIAL POWER OF ATTORNEY.  I irrevocably constitute and appoint APM Funds with power of substitution, as my true and lawful attorney-in-fact, in my name, place and stead:

(a)            to execute, acknowledge, swear to (and deliver as may be appropriate) on my behalf and file and record in the appropriate public offices and publish (as may be appropriate):

(i)            the Partnership Agreement, including any amendments adopted as provided therein;

winton futures fund, l.p. (us) june 2008	EXHIBIT B-2

(ii)            certificates of limited partnership in various jurisdictions, and amendments thereto, and certificates of assumed name or doing business under a fictitious name with respect to the Partnership;

(iii)           all conveyances and other instruments which APM Funds deems appropriate to qualify or continue the Partnership in the jurisdictions in which the Partnership may conduct business which may be required to be filed by the Partnership or the Partners under the laws of any jurisdiction to reflect the dissolution or termination of the Partnership or to reorganize or refile the Partnership in a different jurisdiction, provided that the reorganization or refiling does not result in a material change in the rights of the partners;

(b)            to admit additional Limited Partners and, to the extent that it is necessary under the laws of any jurisdiction, to file amended certificates or agreements of limited partnership or other instruments to reflect such admission, to execute, file and deliver such certificates, agreements and instruments;

(c)            to file, prosecute, defend, settle or compromise litigation, claims or arbitrations on behalf of the Partnership; and

(d)            to enter into agreements with third parties (including APM Funds and affiliates of APM Funds) to carry out the Partnership’s business.

This Power of Attorney is irrevocable and is deemed to be a power coupled with an interest and shall survive my incapacity or death.  I agree to be bound by any representation made by APM Funds and by any successor thereto, acting in good faith pursuant to this Power of Attorney, and I hereby waive any and all defenses which may be available to contest, negate or disaffirm the action of APM Funds and any successor thereto, taken in good faith under this Power of Attorney.

6.           ANTI MONEY LAUNDERING.  I represent and warrant to APM Funds and the Partnership that I have read and understood, and agree to comply with, the Anti Money Laundering Supplement attached as Exhibit H.

7.           PRIVACY.  I understand that by executing this Subscription Agreement, I authorize the disclosure of information regarding my account to the Partnership, its representatives and its legal counsel as well as to any governmental authority, self-regulatory organization, or to any other Person to the extent required by law, regulation, any legal procedure, and in accordance with the Privacy Notice of the Partnership and the Altegris Companies, see  “Exhibit G - Privacy Notice.”

8.	MISCELLANEOUS.

(a)           In addition to any indemnity I agree to provide in the Partnership Agreement, I agree that I will indemnify and hold harmless the Partnership and APM Funds and each of its affiliates and their officers, directors and employees from and against any and all direct and consequential loss, damage, liability, cost or expense (including reasonable attorneys’ and accountants’ fees, whether incurred in an action between the parties hereto or otherwise) which the Partnership or any one of them may incur by reason of, or in connection with, any misrepresentation made by  me or any of my agents, any breach of any representation or warranty of  me or the failure by  me to fulfill any covenants or agreements under this Subscription Agreement.

(b)           This subscription shall be deemed to have been made under the laws of Colorado, and shall be governed by, and construed in accordance with, the internal laws of Colorado without regard to conflicts of laws provisions.  I agree that any suit, action or proceeding (Proceeding) with respect to this Subscription Agreement and the Partnership shall be brought in Colorado.  I irrevocably submit to the jurisdiction of Colorado courts with respect to any Proceeding and consent that service of process as provided by Colorado law may be made upon me in such Proceeding, and I may not claim that the Proceeding has been brought in an inconvenient forum.  I consent to the service of process out of any Colorado court in any such

winton futures fund, l.p. (us) june 2008	EXHIBIT B-3

Proceeding, by the mailing of copies thereof, by certified or registered mail, return receipt requested, addressed to me at my address then appearing on the Partnership’s records.  Nothing herein shall affect the Partnership’s right to proceed against me in any other jurisdiction or to serve process upon me in any manner permitted by applicable law.

(c)           This Subscription Agreement, the Questionnaire, the Partnership Agreement and the terms of the offering set forth in the Offering Memorandum represent the entire agreement of the parties with respect to the subject matter hereof and may not be changed or terminated, except in a writing signed by me and the General Partner, or in the case of the Agreement, in accordance with procedures for amendments as set forth therein.

(d)           No waiver by any party of any breach of any term of this Subscription Agreement shall be construed as a waiver of any subsequent breach of that term or any other term of the same or of a different nature.

(e)           This Subscription Agreement and the rights, powers, and duties set forth herein shall bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors, and assigns of the parties.

By signing and delivering the Subscription Agreement Execution Pages that follow, subscriber acknowledges that subscriber hereby:

(1)	Subscribes for an interest in the Partnership in the amount and of the Class indicated below;

(2)	Executes the Special Power of Attorney and the Agreement of Limited Partnership;

(3)
Acknowledges that all of the Representations and Warranties contained in the Subscription Agreement and Special Power of Attorney are true and correct and certifies that the answers given in the Subscription Document Execution Pages and Questionnaire are complete and accurate and are furnished with knowledge that they will be relied on by the Partnership, its affiliates, and any selling agent in accepting subscriber’s investment, and this agreement is specifically for the benefit of all of them.  Subscriber agrees to immediately notify the General Partner of any change in the information set forth herein; and

(4)
Acknowledges receipt and review of the Offering Memorandum, Agreement of Limited Partnership and these Subscription Documents which contain detailed information regarding the Partnership, including risk factors related to an investment in the Partnership and conflicts of interest of the General Partner and its affiliates in connection with the Partnership.  Subscriber represents that Subscriber has reviewed these documents carefully, especially the risk factors, and that any statement, oral or otherwise, inconsistent with, or contrary to, these documents is not to be relied upon in any way in evaluating an investment in the partnership.

The Interests offered hereby have not been registered under the Securities Act of 1933, as amended, or the securities laws of certain states and are being offered and sold in reliance on exemptions from the registration requirements of said Act and such laws.  The Interests are subject to restriction on transferability and resale and may not be transferred or resold except as permitted under said Act and such laws pursuant to registration or exemption therefrom.  The Interests have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering or the accuracy or adequacy of the Offering Memorandum.  Any representation to the contrary is unlawful.

winton futures fund, l.p. (us) june 2008	EXHIBIT B-4

WINTON FUTURES FUND, L.P. (US)
SUBSCRIPTION AGREEMENT EXECUTION PAGES

INDIVIDUAL SUBSCRIBERS: (includes Beneficiaries of IRAs and Self-Directed Single Beneficiary Employee Benefit Plans and Grantors of Revocable Trusts

Signature of Individual Subscriber	Signature of Joint Subscriber (if any)

ENTITY SUBSCRIBERS: Corporations, LLCs, Irrevocable Trusts (including a Pension, Keogh or ERISA Plan, not IRAs) or Partnerships or other Entities:

Name of Entity	Printed Name of Signatory

Signature	Title

CUSTODIANS:	For the account of
Account Number

Signature/ Stamp of Custodian

1.		CLASS OF INTEREST SUBSCRIBED FOR (check one)

o Class A: Interests purchased through a broker and whose initial subscription is between $25,000 and $1,499,999.

☐ Class B: Interests purchased through a fee-based advisory program and the initial subscription is between $25,000 and $1,499,999.

Institutional: Interests purchased (check one) :

☐ in an amount of at least $1.5 million regardless of whether they are purchased through a broker or a fee based program or

☐ by an entity or individual (including affiliates and related entities) that in the aggregate have assets of atleast $25 million, or

☐ by a hedge or commodity fund.

2.		SUBSCRIPTION AMOUNT

$ less = $
	Total Remitted	Selling Commission, if any	Amount of Subscription

FUNDING INSTRUCTIONS:	Checks should be made payable to: Winton Futures Fund, L.P. (US)
Wire transfers* should be directed to:
Wilmington Trust Company ABA #031 100 092 For credit to: Winton Futures Fund, L.P. A/C # 2919-0046 By order of: _________________________________________ (name of remitter/subscriber)
* If subscription payment is by wire transfer, please identify the bank or other financial institution from which the subscription funds will be wired.  (See Anti Money Laundering Supplement, Exhibit H)

winton futures fund, l.p. (us) june 2008	EXHIBIT C-1

WINTON FUTURES FUND, L.P. (US)

EXHIBIT C
 QUESTIONNAIRE & REGISTRATION INFORMATION

The Winton Futures Fund, L.P. (US) (the Partnership) offering is intended to qualify as a private placement pursuant to the Securities Act of 1933 (1933 Act), Regulation D under the 1933 Act, and applicable state laws and regulations.  This Questionnaire has been prepared for APM Funds to obtain preliminary information to determine whether these exemptions are available and to assist it in determining whether you met the Partnership’s investment requirements.  Please answer all applicable questions, date and sign the form, and forward it with the Subscription Agreement to APM Funds or the Additional Seller through which you are purchasing your Interest. If additional space is needed for the response to any item, please attach an appropriate rider.  Your cooperation is appreciated.

Individuals, Beneficiaries of IRAs and Self-Directed Single Beneficiary Employee Benefit Plans, and Grantors of Revocable Trusts: If you are purchasing an Interest in your own name, or for your IRA, complete Parts A and B; if for a Revocable Trust, Parts A, B and D.

Entities: If you are purchasing an Interest on behalf of an Entity, such as a Partnership, LLC, Corporation, or Irrevocable Trust, complete Parts A, C, and D.

PART A	For All Subscribers – Individuals and Entities; Class A, B and Institutional

1.
Name(s) in which Subscriber’s account should be registered

Mailing Address of Subscriber(s) (If P.O. Box, Item 2 MUST be completed)

	City	State/Province	Country	Postal Code

Contact Numbers:

Telephone:	Fax:

Email:

2.	The information requested below MUST be provided if your mailing address is a P.O. Box.
Legal Street Address

	City	State/Province	Country	Postal Code

3.	State of Residence __

4.	Duplicate Statements: If you would like duplicate statements sent to a third party.
Name

	Mailing address: street	OR	email address

	City	State	Zip Code

winton futures fund, l.p. (us) june 2008	EXHIBIT C-2

5.	Custodian/Trustee. Please identify where your account will be held – clearing firm, brokerage, custodian or trustee.
Name of Firm

Firm Legal Street Address

Mailing Address

	City	State/Province	Country	Postal Code

	Contact Numbers: Telephone:	Fax	email

Name / Account Number of Individual / Beneficiary

6.	Tax Information.

a. All Subscribers.

Taxable Subscribers:		Non-Taxable Subscribers:
- -	-	-
Social Security # of:	Taxpayer ID # for:	Taxpayer ID # for: (check one)
(check one – not if IRA)	(check one)	____IRA Custodian (not Beneficiary’s)
____Individual Ownership ____Joint Tenants with Right of Survivorship ____Tenants in Common ____ Community Property ____Grantor or other Revocable Trust ____Other (specify)	____Trust other than a Grantor or Revocable Trust ____Estate ____UGMA/UTMA (Minor) ____Partnership ____Corporation ____ Other (Specify)	____Pension ____Profit Sharing ____Defined Benefit ____Self-Directed Single Beneficiary Plan ____Other (specify)

b.  United States Taxable Investors Only.  I have checked the following if I am subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code: œ

Under the penalties of perjury, by signing below I hereby certify:
i.
that the Social Security or Taxpayer ID Number shown on the front of this Subscription Agreement and Power of Attorney Signature Page is my true, correct and complete Social Security or Taxpayer ID Number;

ii.	the address shown on the front of this Subscription Agreement and Power of Attorney Execution Pages is my true, correct and complete address;
iii.	the information given in the immediately preceding sentence is true, correct and complete;
iv.
I am not, or if this Subscription Agreement and Power of Attorney Execution Pages are being executed on behalf of a subscriber that is not an individual, the subscriber is not, a nonresident alien individual, foreign corporation, foreign partnership or foreign trust or estate; and

v.	I, or the subscriber, will immediately notify the Partnership of any change in the preceding statement.

c.  Non-United States Investors Only.   Non-U.S. residents must complete and return a Form W-8 with their subscription.  If subscriber is a non-resident alien individual, foreign corporation, foreign partnership or foreign trust or estate:  Under penalties of perjury, by checking and signing below, I hereby certify that I am a non-resident alien for U.S. federal income tax purposes and I am not a citizen or resident of the U.S. ☐

winton futures fund, l.p. (us) june 2008	EXHIBIT C-3

7.
Economic Risk.  Are you able to bear the economic risk of investment in the Partnership?  (There is the possibility of substantial loss of your investment in the Partnership.  The Interests are restricted as to their assignability, there is no public market for the Interests and no public market will develop in the future.)

 Yes (____)     No (____)

8.
Previous Investment Experience.  Check below the types of investments made by Subscriber(s) during the past 5 years for Subscriber(s)’ own account, or for the account of a spouse, for any relative who has the same principal residence, or any trust, estate, corporation or organization in which Subscriber(s), a spouse or such relative own a majority of the beneficial or equity interests.

_____	U.S. government and federal agency securities.

_____	State and local government securities (municipal securities).

_____	U.S. stocks.

_____	Options on U.S. stocks.

_____	Non-U.S. stocks of companies in developed countries.

_____	Non-U.S. stocks of companies in emerging markets countries.

_____	Corporate bonds, debentures and notes.

_____	Interests in open-end or closed-end mutual funds, or unit investment trusts.

_____	Interests in private limited partnerships, LLCs or other investment funds.

_____	Interests in real estate (land, buildings, cooperative apartments, condominium units).

_____	Interests in REITs or other real estate investment entities.

_____	Commodities, commodity futures contracts and/or commodity options and public or private investment funds investing in Commodities.

_____	Other investments. Describe

9.	Acquiring an Interest. Will you acquire your Interest for your own account without any intention of transferring your Interest to others?

 Yes (____)     No (____)

winton futures fund, l.p. (us) june 2008	EXHIBIT C-4

PART B	Investor Qualification for:
	1.	Individuals (includes JTWROS, TIC)
	2.	Beneficiaries of IRAs and Self-Directed Single Beneficiary Employee Benefit Plans
	3.	Grantors of Revocable Trusts complete Part B with respect to Grantor and Part D with respect to Trust (Irrevocable Trusts should complete Part C, not Part B)

1.
I qualify as an Accredited Investor as defined in Section 501(a) of Regulation D of Section 4(2) of the 1933 Act, and similar provisions under state securities laws and regulations; that is, I am an individual Subscriber, Revocable Trust or Individual Retirement Account (IRA), or a Keogh Plan covering only self-employed individuals, or a self-directed account of a one-member retirement plan, the beneficial owner of which (please initial or check, as applicable):

_____ (i) has net worth, or joint net worth, with that person’s spouse at the time of his purchase, in excess of $1,000,000.

or

_____ (ii)  had an income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects an income in excess of the same income level in the current year.

2.	Personal. Individual subscribers, beneficiaries of IRAs and Grantors of Revocable Trusts:

(a)	Age:

(b)	Marital Status:

(c)	Number of Dependents:

(d)	College, professional or graduate school, other pertinent education:

(e)	Occupation or employment during last 5 years. If retired, information on last 5 years ofemployment.

winton futures fund, l.p. (us) june 2008	EXHIBIT C-5

PART C	Investor Qualification for Entities: (Not Revocable Trusts and Single Beneficiary Employee Benefit Plans: see Part B)
	1.	Irrevocable Trusts, including Keogh or ERISA Plan (Not IRAs)
	2.	Corporations, LLCs, Partnerships or Other Entities

1.
Entity qualifies as an Accredited Investor as defined in Section 501(a) of Regulation D of Section 4(2) of the 1933 Act, and similar provisions under state securities laws and regulations; that is, I am (please initial or check, as applicable):

_____ (a)
A corporation, Massachusetts or similar business trust, a partnership, a limited liability company or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), not formed for the specific purpose of making this investment, with total assets in excess of $5,000,000.

_____ (b)	An entity in which all of the equity owners are Accredited Investors under Rule 501 of Regulation D. Does not apply to trusts.

_____ (c)
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of making this investment, the investments of which are directed by a person with knowledge and financial expertise in financial and business matters, as described in Rule 506(b)(2)(ii) of Regulation D.

_____ (d)
An employee benefit plan within the meaning of ERISA if the investment decision is made by a Plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser.

_____ (e)
An employee benefit plan within the meaning of ERISA or a plan established and maintained by a state or its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, in each case with total assets over $5,000,000.

_____ (f)
An organization described in Section 501(c)(3) of the Code not formed for the specific purpose of making this investment, with total assets in excess of $5,000,000 the investments of which are directed by a person with knowledge and financial expertise in financial and business related matters, as described in Regulation D.

 OR

2.	_____
Entity is not an accredited investor, as defined above, but meets the general suitability standards for investors set forth in the Offering Memorandum under “SAI: Investment Requirements” in the SAI to the Offering Memorandum.  Contact the General Partner for additional information.

winton futures fund, l.p. (us) june 2008	EXHIBIT C-6

PART D	All Entities must complete Part D (Revocable and Irrevocable Trusts (including Keogh or ERISA Plan, Not IRAs), Corporations, LLCs, Partnerships or Other Entities

1.	Entity Purpose. Was the entity formed for the purpose of investing in the Partnership?

 Yes (____)     No (____)

2.
Entity Permission to Purchase.  To become a Limited Partner, the Entity Subscriber must be permitted under its organizational documents to purchase the Interest. The General Partner reserves the right to request documentation necessary to determine the suitability of the investing entity.

(a)	Do the organizational documents of the Subscriber permit it to purchase Commodity Interests?

  Yes (____)     No (____)

(b)	Do the organizational documents of the Subscriber permit it to purchase limited partnership interests?

 Yes (____)     No (____)

(c)	Has the Subscriber taken all necessary action to permit it to purchase an Interest in the Partnership (such as a resolution by the board of directors of a corporate Subscriber)?

  Yes (____)     No (____)     Not Applicable (____)

3.	Entity Formation Information:

(a)    Partnerships complete (a);  include a copy of the partnership certificate.

Type:	General	Limited
Number of Partners:	General	Limited
Date and State of Formation:	Date	State
Principal Business:

(b) Corporations complete (b); include a copy of the corporate resolution authorizing the investment.
Date and State of Incorporation:	Date	State
Number of Shareholders:
Principal Business:

(c) All Trusts (revocable and irrevocable) complete (c); include a copy of the trust certificate.
Type of Entity:
Date and State of Formation:	Date	State
Number of Known Beneficiaries:

(d)	Other entities complete (d); include a copy of the organizational documents. All Employee Benefit Plans (other than IRAs) please also complete Exhibit D and include a copy of the Plan documents
Type of Entity:
Date and State of Formation:	Date	State
Number of Beneficial Owners:

winton futures fund, l.p. (us) june 2008	EXHIBIT C-7

4.	Entity Registration. Entity subscriber represents and warrants to the Partnership and APM Funds that either:
	_____	(a)	It is a commodity pool, operated by a commodity pool operator (CPO) that is registered with the Commodity Futures Trading Commission (CFTC) and who is a member in that capacity of the National Futures Association (NFA);
or
	_____	(b)	There is no requirement that the entity, its sponsor or general partner, as applicable, register as a CPO for the reasons set forth below:

IF “(b)” CHECK ALL THAT APPLY:

		_____	The operator of the investing entity meets all of the following items (i) – (v):
			(i)	does not receive any compensation or other payment, directly or indirectly, for operating the pool, except reimbursement for the ordinary administrative expenses of operating the pool;
			(ii)	operates only one commodity pool at any time;
			(iii)	is not otherwise required to register with the CFTC;
			(iv)	is not a business affiliate of any person required to register with the CFTC; and
			(v)	neither operator of the pool nor any other person involved with the pool does any advertising in connection with the pool (for purposes of this exemption, advertising includes the systematic solicitation of prospective participants by telephone or seminar presentation).

				_____	The total gross capital contribution in all pools operated or intended to be operated by the CPO does not exceed $400,000 and none of the pools operated by the CPO has more than 15 participants at any one time.

				_____	All of the beneficial owners or beneficiaries of the entity are related family members and no solicitation of non-family members has or will occur.

				_____	The entity is organized outside of the U.S. and has no investors who are U.S. persons as that term is defined by the CFTC.

				_____	The investing entity meets the requirements of Regulation 4.13(a)(3) or (4). Please provide a copy of your notice filing with the CFTC/NFA.

winton futures fund, l.p. (us) june 2008	EXHIBIT C-8

WINTON FUTURES FUND, L.P. (US)

QUESTIONNAIRE & REGISTRATION INFORMATION
SIGNATURE PAGE

Fund Documents. Pursuant to current CFTC Regulations, APM Funds delivers a statement of account describing the Fund’s monthly performance (Monthly Statement).  In addition, APM Funds delivers an annual audited financial statement containing certified financial statements prepared by an independent accounting firm (Annual Report), as well as year-end tax information about the Fund as necessary for you to prepare your annual federal income tax returns (Form 1065, K-1).  These documents may be delivered to you by regular U.S. mail, or, with your consent, electronically. There is no charge for either method and your decision to receive information by email may be rescinded at any time by notifying APM Funds in writing of your desire to receive paper copies.  Please indicate which you prefer:

☐	Yes, I prefer electronic delivery; please use the email address of:\ ______________________________________________________________

☐	No, please send via regular mail

TO BE SIGNED BY ALL SUBSCRIBERS.

The undersigned certifies that the answers given in this Questionnaire are complete and accurate and are furnished with knowledge that they will be relied on by APM Funds, general partner of the Partnership, in admitting a Subscriber to the Partnership.

INDIVIDUALS: SIGN HERE IF YOU ARE AN INDIVIDUAL OR BENEFICIARY OF AN IRA OR SELF-DIRECTED SINGLE BENEFICIARY EMPLOYEE BENEFIT PLAN, OR GRANTOR OF A REVOCABLE TRUST
X		X
	Signature of Subscriber/ Beneficiary		Signature of Joint Subscriber (if any)

Date		Date

OR

ENTITIES:
SIGN HERE IF THE SUBSCRIBER IS A CORPORATION, LLC, IRREVOCABLE TRUST (INCLUDING A PENSION, KEOGH OR OTHER ERISA PLAN, NOT IRA OR SINGLE BENEFICIARY EMPLOYEE BENEFIT PLAN), PARTNERSHIP OR OTHER ENTITY

Name of Entity	Signature

Date	Printed Name and Title of Signatory

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WINTON FUTURES FUND, L.P. (US)

EXHIBIT D
REPRESENTATIONS BY EMPLOYEE BENEFIT PLANS

The undersigned, on behalf of the subscribing employee benefit plan (Plan), represents that all of the obligations and requirements of the Employee Retirement Income Security Act of 1974 (ERISA), including prudence and diversification with respect to the investment of trust assets in Winton Futures Fund, L.P. (US) (the Partnership), have been considered prior to subscribing for a partnership interest in the Partnership (Interest).  The person with investment discretion on behalf of the Plan has consulted his attorney or other tax adviser with regard to whether the purchase of the Interest might generate unrelated business taxable income under Section 512 of the Internal Revenue Code (the Code).  By signing this representation letter, the trustee or custodian subscribing for the Interest assumes full responsibility for evaluating the appropriateness of the investment and represents that he has performed his duties with respect to the Plan solely in the interest of the participants of the Plan with the care, skill and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

An Interest may not be purchased with the assets of a Plan if APM Funds, the Selling Agents, or any of their affiliates either: (a) has investment discretion with respect to the investment of such Plan assets; (b) has authority or responsibility to regularly give investment advice with respect to such Plan assets, for a fee, and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan assets and that such advice will be based on the particular investment needs of the Plan; (c) has discretionary authority or discretionary responsibility for administration of a Plan; or (d) are employers maintaining or contributing to such Plan.  These restrictions are intended to prevent potential violations of certain provisions of ERISA.  Each fiduciary who authorizes a purchase of an Interest by a Plan must determine for himself whether such purchase would constitute a prohibited transaction.

The Partnership’s Agreement of Limited Partnership (the Agreement) provides that if at any time APM Funds, in its sole good faith judgment, determines that the withdrawal by a Plan from the Partnership is necessary to avoid possible violation, by the Partnership and/or by other limited partners which are Plans, of any of the provisions of ERISA or the Code, APM Funds may require in its sole discretion that such a Plan withdraw in whole or part from the Partnership through redemption of its Interest in accordance with the Agreement.

ACCEPTANCE OF SUBSCRIPTIONS ON BEHALF OF PLANS IS IN NO RESPECT A REPRESENTATION BY APM FUNDS THAT THIS INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR PLAN.  THE PARTNERSHIP RESERVES THE RIGHT TO REJECT THE SUBSCRIPTIONS OF ANY PLAN, IN ITS SOLE DISCRETION, IF IT BELIEVES THAT THE ACCEPTANCE OF ADDITIONAL PLAN SUBSCRIPTIONS MAY JEOPARDIZE THE STANDING OF THE PARTNERSHIP UNDER APPLICABLE LAW AS A PERMISSIBLE INVESTMENT BY PLANS.

Subscribing for an Interest in the Partnership does not create a Plan.  Those considering the purchase of an Interest on behalf of a Plan must first insure that the Plan has been properly established and funded.  Then, after the considerations discussed above have been taken into account, the trustee or custodian of a Plan who decides or who is instructed to do so may subscribe for an Interest in the Partnership, subject to the applicable minimum subscription.

(Name of Plan)	By: (Trustee Signature)

(Date)	(Printed Name of Trustee)

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WINTON FUTURES FUND, L.P. (US)

EXHIBIT E
REQUEST FOR REDEMPTION

To:	Winton Futures Fund, L.P. (US) c/o APM Funds 1200 Prospect Street, Suite 400 La Jolla, CA 92037

I hereby request redemption, as defined in and subject to all of the terms and conditions of the First Amended Agreement of Limited Partnership (the Partnership Agreement) for Winton Futures Fund, L.P. (US) (the Partnership), of  $ ______________________(insert amount to be redeemed stated in U.S. dollars) of Class A ____ or Class B _____ or Institutional _____ Interests in the Partnership.  Redemptions shall be effective as described in the Partnership Agreement.  I (either in my individual capacity or as an authorized representative of an entity, if applicable) hereby represent and warrant that I am the true, lawful and beneficial owner of the Interest in the Partnership to which this Request relates with full power and authority to request redemption of the Interest.  The Interest is not subject to any pledge or otherwise encumbered in any fashion.

Name(s) in which Partner’s account is registered

Street Address

City	State/Province	Country	Postal Code

Effective Date of Redemption

SIGNATURE(S) MUST BE IDENTICAL TO NAME(S) IN WHICH LIMITED PARTNERSHIP INTEREST IS REGISTERED
X	X
Signature of limited partner, trustee or authorized officer		Signature of joint limited partner or assignee (IRA Custodian)

Date of Signing

➢	Please indicate if redemption proceeds should be sent by check ____________ or wire* _____________.

 * If you want distribution or redemption payments wired to you, please identify that account.
** If it is different than the account from which your subscription funds were paid, please specify why you want to use it.
Please note that the Partnership may reject this request if it is not satisfied with your reason (see Anti Money Laundering Supplement, Exhibit H),

Name of Financial Institution:	Routing ABA Number—if a Bank:
Address of Financial Institution:
Account Name	Account Number
** Specify Reason(s) for Use of This Account

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WINTON FUTURES FUND, L.P. (US)

EXHIBIT F
ADDITIONAL INVESTMENT FORM

TO:	Winton Futures Fund, L.P. (US) c/o APM Funds 1200 Prospect Street, Suite 400 La Jolla, CA 92037	Accepted by APM Funds Authorized Representative _____________________________

I would like to add to my existing Class A ___ / Class B ____ / Institutional _____ Interest in Winton Futures Fund, L.P. (US.  I have read the Partnership’s most recent Offering Memorandum, as it may have been amended.  All of the representations and warranties made by me in the Subscription Documents and Questionnaire that I completed at the time of my investment remain true and correct as of the date hereof.

Name(s) in which limited partnership interest is registered

Address	City	State/Province	Country	Postal Code

Social Security or Tax I.D. #

Investment Broker/ Firm

$		less		=	$
	Total Remitted		Selling Commission, if any			*Amount of Subscription
* The minimum additional subscription is $10,000, subject to APM Funds’s discretion to accept lesser amounts

SIGNATURE(S) MUST BE IDENTICAL TO NAME(S) IN WHICH LIMITED PARTNERSHIP INTEREST IS REGISTERED

Print Name of Limited Partner

Individual Signature	Date

Printed Name and Title of Signatory/ IRA Custodian or Trustee

Entity Signature	Date

Checks and Wires must be sent from an account in the same name as that in which the subscription is being made.

FUNDING INSTRUCTIONS:	Checks should be made payable to: Winton Futures Fund, L.P. (US)

Wire transfers* should be directed to: Wilmington Trust Company ABA #031 100 092 For credit to: Winton Futures Fund, L.P. A/C # 2919-0046 By order of: (name of remitter)
If subscription payment is by wire transfer, please identify the bank or other financial institution from which the subscription funds will be wired (See Anti Money Laundering Supplement, Exhibit H)

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WINTON FUTURES FUND, L.P. (US)

EXHIBIT G
PRIVACY NOTICE

Winton Futures Fund, L.P. (US), Altegris Portfolio Management, Inc.

Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Altegris Portfolio Management, Inc., dba “APM Funds”, is providing this notice to explain our information collection practices and other important information. Please read this notice carefully to understand what we do.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from the following sources:

1.
Information we receive about you on applications and other forms including subscription documents, questionnaires and online registration forms.  This information may include your name, address, telephone number, e-mail address, social security number, income and other financial data, investment experience, etc.

2.
Information about your transactions with us, our affiliates and others.  This includes information about other products you have purchased through APM Funds and others, such as information about additions, redemptions, etc.

3.
Information we receive about you from third parties such as solicitors, brokers, selling agents, product sponsors and clearing firms.  This includes information about their review of your investment application for APM Funds’ products that such firms sell.

DISCLOSURE OF YOUR INFORMATION

We do not disclose any personal or financial information about you, whether you are our current or former client, without your authorization or direction, except as disclosed below.

We may share information about you with affiliated and nonaffiliated third parties, in order for them to assist us in providing services to you, and otherwise as permitted by law.  You may not limit the sharing of this information. However, affiliated and nonaffiliated third parties who receive information about you in order to assist us in providing services to you are restricted from using your information for any other purpose.

If you were referred to us by a non-affiliated investment adviser for consideration of specific investment products and services, we may also share information about you with our affiliate, Altegris Investments, Inc. to possibly identify alternative investments that may serve your investment objectives.

Additionally, we may also disclose the information that we collect about you with certain non-affiliated third party investment advisers with which we have solicitor or joint marketing arrangements. If you are a resident of California, we will not share your information if you notify us that you do not wish us to share this information with non-affiliated third party advisers. A separate document entitled “Important Privacy Choices for Consumers” is available with this Privacy Notice that provides additional information under California law.

If there is a change to our Privacy Policy, the new policy will be posted on our website, www.apmfunds.com with a visible effective date. We must also deliver our policy when you first share your information with us (such as at account opening or online registration), and each year while you are a customer.

CONFIDENTIALITY AND SECURITY

We restrict access to nonpublic personal information about you to those employees and third parties who need to know that information to assist us in providing services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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WINTON FUTURES FUND, L.P. (US)

EXHIBIT H
ANTI MONEY LAUNDERING SUPPLEMENT

(i)           In General.  Subscriber acknowledges that due to anti-money laundering requirements operating in the United States, as well as the Partnership’s own internal anti-money laundering policies, the Partnership may require further identification of the Subscriber and the source of subscription funds before this Subscription Agreement can be processed, subscription monies accepted, or a redemption request can be processed.  The Partnership and its Affiliated Persons shall be held harmless and indemnified against any Loss arising as a result of a failure to process this Subscription Agreement or a redemption application if such information has been required by the parties referred to and has not been satisfactorily provided by the Subscriber.  Subscriber represents that all subscription payments transferred to the Partnership originated directly from a bank or brokerage account in the name of Subscriber.  If Subscriber is subscribing on behalf of a Beneficial Owner, pursuant to Subsection (ii) below, then Subscriber represents that all subscription payments transferred to Subscriber with respect to such Beneficial Owner originated directly from a bank or brokerage account in the name of such Beneficial Owner.  Subscriber represents and warrants that acceptance by the Partnership of this Subscription Agreement, together with acceptance of the appropriate remittance, will not breach any applicable rules and regulations designed to avoid money laundering.  Specifically, Subscriber represents and warrants that all evidence of identity provided is genuine and all related information furnished and to be furnished is accurate.

(ii)           Beneficial Ownership.  Subscriber represents and warrants that it is subscribing for an Interest for Subscriber’s own account and own risk, and, unless Subscriber advises the Partnership to the contrary in writing and identifies with specificity supplementally each beneficial owner on whose behalf Subscriber is acting, Subscriber represents that it is not acting as a nominee for any other person or entity.  Subscriber also represents that it does not have the intention or obligation to sell, distribute or transfer the Interest, directly or indirectly, to any other person or entity or to any nominee account.  If the Subscriber is (A) acting as trustee, agent, representative or disclosed nominee for another person or entity, or (B) an entity (other than a publicly-traded company listed on an organized exchange (or a subsidiary or a pension fund of such a company) based in a Financial Action Task Force (FATF) Compliant Jurisdiction) investing on behalf of underlying investors (including a Fund-of-Funds) (the persons, entities and underlying investors referred to in (A) and (B) being referred to collectively as the “Beneficial Owners”), Subscriber represents and warrants that:

(1)           Subscriber understands and acknowledges the representations, warranties and agreements made herein are made by Subscriber, (A) with respect to Subscriber, and (B) with respect to each of the Beneficial Owners;

(2)           Subscriber has all requisite power and authority from each of the Beneficial Owners to execute and perform the obligations under this Subscription Agreement;

(3)           Subscriber has adopted and implemented anti-money laundering policies, procedures and controls that comply with, and will continue to comply in all respects with, the requirements of applicable anti-money laundering laws and regulations; and

(4)           Subscriber has established the identity of all Beneficial Owners, holds evidence of such identities and will make such information available to the Partnership upon request, and has procedures in place to ensure that the Beneficial Owners are not Prohibited Investors (as defined below).

(iii)           Prohibited Investor.  Subscriber represents and warrants that neither it or to the best of its knowledge and belief after due inquiry, the Beneficial Owners, nor any person controlling, controlled by, or under common control with it or the Beneficial Owners, nor any person having a beneficial or economic interest in it or the Beneficial Owners, is a Prohibited Investor and Subscriber is not investing and will not invest in the Partnership on behalf or for the benefit of any Prohibited Investor.  Prohibited Investor for the Partnership includes: a Senior Political Figure as defined in Section 312 of the USA Patriot Act, which includes senior officials, executives, close associates and immediate family members of any such individual; any resident in, or organized or chartered under the laws of, a jurisdiction that has been identified by the US Treasury Department Financial Crimes Enforcement Network (FinCen) under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money

winton futures fund, l.p. (us) june 2008	EXHIBIT H-1

laundering concerns.  Subscriber agrees and acknowledges that the Partnership prohibits any investment by a Prohibited Investor or on behalf of a Prohibited Investor.

(iv)           Suspension of Withdrawal Rights.  Subscriber acknowledges that, if, following its investment in the Partnership, the Partnership reasonably believes that Subscriber is a Prohibited Investor or has otherwise breached its representations and warranties herein, the Partnership may be obligated to freeze its investment, either by prohibiting additional investments, declining or delaying any redemption requests and/or segregating the assets constituting the investment in accordance with applicable regulations, or its investment may immediately be redeemed, and it shall have no claim against the Partnership and its Affiliated Persons for any form of damages or liabilities as a result of any of the aforementioned actions.

(v)           Definitions.

(1)           FATF means the Financial Action Task Force on Money Laundering.

(2)           FATF-Compliant Jurisdiction is a jurisdiction that (A) is a member in good standing of FATF and (B) has undergone two rounds of FATF mutual evaluations.  For a current list of FATF compliant jurisdictions, refer to http://www.oecd.org/fatf/.

(3)           Foreign Bank means an organization that (A) is organized under the laws of a non-U.S. country (B) engages in the business of banking, (C) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations, (D) receives deposits to a substantial extent in the regular course of its business, and (E) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a non-U.S. bank.

(4)           Foreign Shell Bank means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

(5)           Non-Cooperative Jurisdiction means any non-U.S. country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur.  For a current list of Non-Cooperative Countries and Territories, refer to the Financial Action Task Force website, http://www.fatf-gafi.org.

(6)           Physical Presence means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (A) employs one or more individuals on a full-time basis, (B) maintains operating records related to its banking activities, and (C) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

(7)           Prohibited Investor means (A) a person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (refer to http://www.ustreas.gov/ofac), (B) a Foreign Shell Bank, or (C) a person or entity resident in or organized or chartered under the laws of a Non-Cooperative Jurisdiction or whose subscription funds are transferred from or through a Foreign Shell Bank, a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction or a Sanctioned Regime.

(8)           Regulated Affiliate means a Foreign Shell Bank that (A) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable, and (B) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

(9)           Sanctioned Regimes means targeted foreign countries, terrorism sponsoring organizations and international narcotics traffickers in respect of which OFAC administers and enforces economic and trade sanctions based on U.S. foreign policy and national security goals.  OFAC has imposed sanctions upon Balkans, Belarus, Burma (Myanmar), Cote d'Ivoire, Cuba, Democratic Republic of Congo, Iran, Iraq, Liberia, North Korea, Sudan, Syria, and Zimbabwe, and has also imposed sanctions on certain categories of enterprises involving rough diamond trading, narcotics trafficking, nonproliferation (weapons of mass destruction) and terrorism.

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